INVESTOR PRESENTATION

Sidoti Small Cap Conference

March 2025

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in the Information Statement contained within our Form 10-K filed with the SEC on March 25, 2024. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

MPTI Overview

MPTI is a NYSEAM publicly traded corporation

- Formed in 1965
- Aerospace and Defense Focused Since 2004 Acquisition
- Listed NYSEAM in October 2022 via Spin Off at ~$13 ($10.85-$71.10 Range)
- 2.91mm Shares Outstanding, No Debt, and Free Cash Flow Generation
- Broad employee ownership to align interest with shareholders

MPTI Profile

- American Defense Contractor in High Growth Niche Markets
- Specialist in Robust Engineered Microwave & RF Applications
- One of the few vertically integrated RF companies in the US
- Positioned to access long term value creation opportunities
- Platform for Growth Through Mergers and Acquisitions







MPTI At A Glance



Vertically Integrated RF Solutions

Highly-engineered, high reliability precision components and solutions including Filters, Oscillators, Resonators, and Integrated Microwave Assemblies



Blue-Chip Customer Base

Diverse global customer base including industry leaders in the Aerospace & Defense, Avionics, Space, and Industrials sectors


2024
2023
2022

Strong Market Performance

Delivering strong returns to shareholders of 81% since spin-off on October 7, 2022, indicative of our unique strategy and strong execution

MPTI Key Take-aways

Mtron continues to perform well and released February its preliminary Q4 and Annual 2024 financial results

- Backlog is strong with two $10M orders received over the past few months
- Company is well positioned to benefit from US stockpile replenishment and European defense spending increases
- Supplies many of the air defense and missile systems explicitly exempt from President Trump's recent announcement on defense cuts
- Margins remain good and we are starting to get more leverage out of the model
- The Company is beginning to accumulate cash and stock exercises and rights offering add to war chest

The Company is entering a stage where it more aggressively looks at partnerships and acquisitions

- Organic earnings growth remain strong
- Company is exploring numerous joint ventures to share revenue and profits
- Seeking acquisitions that add products and customers but most importantly earnings
- Willing to consider larger transformative transactions that use Mtron's listing as a vehicle







MPTI At A Glance

Robust Engineered RF Components and Solutions since 1965

Filters (LC, Cavity, Planar, Crystal)



Oscillators (XO, TCXO, VCXO, OCXO)



Crystal Resonators and Solutions





14.3%
5.3%
24.9%
55.5%
Aerospace & Defense
Avionics
Space
Industrials



17.7%
19.9%
62.4%
Filters
Oscillators
Resonators & Solutions

Strategically Targeting Larger Opportunities

- Strong Customer Relationships for Robust Solutions
- Tailored New Products 25-30% Sales [3]
- Number of Products >$500k Annually Increased 50%
- 79% Increase in Program Business Since 2021

MtronPTI

(1) Trailing 12 months ended Sept 30, 2024
(2) Management Estimated Ranges based on historical averages; Five year Revenue CAGR was 11.7% from 2018-2023; Adjusted EBITDA Range before Non Cash charges and one time expenses
(3) Revenue from products introduced in the last 4 years was 28.3%

With Broad Applications

Commercial Aerospace



Space & SATCOM



Electronic Warfare



Precision-Guided Munitions



UAV / Drones



Radar



Source: Company data

Investment Highlights

1. Strong revenue growth and cash generation
2. Attractive end markets with long-term contracts and loyal customers
3. Unique capability to manufacture in US for mission critical supply chains
4. Compelling financials with organic & inorganic growth strategy
5. Have production capacity and management team to support continued growth

Growth Drivers

Expansion Opportunities Across Multiple High Growth Markets

1. Armament and weapon system replenishment driven by global conflicts
2. Modernization programs and new system development driving longer-term defense component/subsystem growth
3. Strong commercial airframe backlog for Airbus and Boeing
4. Expansion into new rapidly growing markets (Space)
5. Strong R&D & manufacturing process investment driving more program capture

MtronPTI®

Large & Growing TAM

Expansion Opportunities Across Multiple Markets

Customer End Market TAM's

Defense Electronics Market	Commercial Aviation Market	SPACE/SATCOM Market
2022	2024	2022
~$150B	~$199B	~$77B
2030	2030	2030
~$234B	~$294B	~$162B
~6% CAGR	~7% CAGR	~10% CAGR

Electronic Components Market Size

$ in Billions



~7% CAGR
$190
$323
2022
2030

Source: Allied Market Research, Grand View Research, Mordor Intelligence, Precedence Research

Unique Product Portfolio…

Filters

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include Crystal, LC, Cavity, Planar, Waveguide, Ceramic, Duplexer, Multiplexer and Switched Filters





Oscillators

- Applications within Avionics, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include XO, TCXO, VCXO, OCXO, e-Vibe OCXO





Resonators

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radars
- Vertically integrated into crystal filters and oscillators





Integrated Microwave Assembly

- Spanning frequencies from 10MHz to 50GHz, multiple components integrated into SWaP-C assemblies



FY'23 Revenue Split by Product



Filters
Oscillators
Resonators & Solutions
17.7%
19.9%
62.4%

Source: Company data

Global Footprint

Strategically Located to Supply Critical National Security Needs With Ample Capacity For Future Growth

Orlando, FL (HQ)

- **71,000 sq. ft.**
- AS9100D Design and Manufacturing Facility
- ITAR Registered
- Sales Office

Yankton, SD

- **32,000 sq. ft.**
- AS9100D Design and Manufacturing Facility
- ITAR Registered

New Delhi, India

- **13,000 sq. ft.**
- ISO 9001:2015 Manufacturing Facility
- MLA - Manufacturing License Agreement for ITAR Compliance

Hong Kong

- Sales Office

Over 100,000 sq. ft. of ITAR registered Design and Manufacturing Space


Yankton, SD
Orlando, FL
New Delhi, India
Hong Kong

Source: Company data

MtronPTI

Blue-Chip Customer Base

Tenured Industry Relationships With Premier Customers Across Various End Markets

Aerospace & Defense

BAE SYSTEMS
L3HARRIS™ FAST. FORWARD.
LOCKHEED MARTIN
MBDA MISSILE SYSTEMS
NORTHROP GRUMMAN
Raytheon Technologies
smiths interconnect bringing technology to life
SRC
THALES

Avionics

AIRBUS
BAE SYSTEMS
BOEING
Collins Aerospace
GARMIN.
GE
Honeywell
L3HARRIS™ FAST. FORWARD.
LEONARDO
NORTHROP GRUMMAN
Raytheon Technologies
THALES

Space

BOEING
Collins Aerospace
GENERAL DYNAMICS
इसरो isro
L3HARRIS™ FAST. FORWARD.
LOCKHEED MARTIN
MDA
NEC
NORTHROP GRUMMAN
THALES

Industrials

Anritsu envision : ensure
ciena.
GE
Inova™
KEYSIGHT
NI
resideo
SAFRAN
VIAVI

More than 70 customers with a 10+ year history

Source: Company data

Growth Strategy

Since its Spinoff in Late 2022, MPTI has Significantly Outperformed the Broader Market & its Peers

Leverage Customer Relationships

- Build MtronPTI into a leading supplier of modules, subsystems and components to the Defense and Aerospace industry

Program Focused

Market Driven R&D

- Continue to enhance our ability to provide highly engineered modules and subsystems through increased design expertise

Increase Engineered Content

M&A

- Invest accumulating cash in complimentary acquisitions

Disciplined Approach

Increase margins through new product introductions, improved scale, higher utilization and continued cost containment

Metrics

Significant improvement in key metrics since spin-off 2022

Revenue Growth

Increased from $8.4M/qtr to $13.2M/qtr

↑ **57%**

Gross Margin

Increased from 32% to 48%

↑ **50%**

Net Income

Increased from $503K/qtr to $2,267K/qtr

↑ **351%**

EBITDA Margin

Increased from 10.4% to 25.0%

↑ **140%**

Cash Generation

Increased cash on hand from $806K to $8,490K

↑ **953%**

EPS

Increased from $0.19/share per qtr to $0.82/share per qtr

↑ **332%**

Source: Company data from Q3 2022 through Q3 2024

New Product Development

Increased R&D and Capex Spend Drive Organic Topline Growth in the Near-Term

Constant Innovation with Strategic Targeting of Larger Opportunities

- **~30% of FY'23 Revenue comes from products introduced since 2020**
- New product development is a key component of strategy with **development tailored to deepen customer relationships**
- Number of products >$500k annually increased ~50%
- 48.7% increase in ASP since 2020


New Product Revenue ($M)
Total Revenue ($M)
ASP
$120
$100
$80
$60
$40
$20
$0
$69.63
$84.11
$73.54
$92.13
$103.54
$30.0
$26.7
$31.8
$41.2
$47.0
$10.2
(~34%)
$9.7
(~36%)
$9.0
(~28%)
$12.4
(~30%)
FY'20A
FY'21A
FY'22A
FY'23A
FY'24F

MtronPTI

Source: Company data
Note: FY24F forecast data is the midpoint of the current guidance and not meant to portray exact revenue that the Company believes that it will achieve for the year.

Preliminary Financial Results – Q4 QTD

Compelling Financials With Strong Topline Growth And Healthy Margins

Revenue & Growth ($M)



(17%)
(3%)
26%
24%
18%
21%
$7.1
$6.9
$8.7
$10.8
$12.7
$13.0
Q4 2020
Q4 2021
Q4 2022
Q4 2023
Q4 2024E - Low
Q4 2024E - High

Gross Profit & Margin ($M)



38%
34%
36%
44%
47%
48%
$2.7
$2.3
$3.1
$4.7
$5.9
$6.2
Q4 2020
Q4 2021
Q4 2022
Q4 2023
Q4 2024E - Low
Q4 2024E - High

Adjusted EBITDA & Margin ($M)[1]



8%
8%
13%
22%
22%
26%
$0.5
$0.5
$1.1
$2.4
$2.8
$3.4
Q4 2020
Q4 2021
Q4 2022
Q4 2023
Q4 2024E - Low
Q4 2024E - High

MtronPTI

Source: Company Financials.
(1) Adjustments to EBITDA include Non-Cash Stock Compensation and Excess Separation Costs

Preliminary Financial Results – Full Year

Compelling Financials With Strong Topline Growth And Healthy Margins

Revenue & Growth ($M)


(2%)
$30.0
(11%)
$26.7
19%
$31.8
29%
$41.2
19%
$48.9
20%
$49.2
FY'20A
FY'21A
FY'22A
FY'23A
FY'24E - Low
FY'24E - High

Gross Profit & Margin ($M)


34%
$10.3
35%
$9.3
36%
$11.3
41%
$16.8
46%
$22.5
46%
$22.8
FY'20A
FY'21A
FY'22A
FY'23A
FY'24E - Low
FY'24E - High

Adjusted EBITDA & Margin ($M)[1]


12%
$3.6
11%
$3.0
13%
$4.0
19%
$7.7
22%
$10.9
23%
$11.5
FY'20A
FY'21A
FY'22A
FY'23A
FY'24E - Low
FY'24E - High

MtronPTI

Source: Company Financials.
(1) Adjustments to EBITDA include Non-Cash Stock Compensation and Excess Separation Costs

DISCIPLINED APPROACH TO M&A

MPTI continues to look for tuck-in and transformative acquisitions to accelerate our organic growth strategies

Goals of M&A Program	Help company achieve scale quicker through accretive transactions	Opportunistically enter new markets	Continue to expand technology expertise

Target Characteristics	Unique assembly and design capabilities	Access to key customers and programs	Strong engineering with unique areas of expertise

Attractive Long Term Target Model

Increased R&D and Capex Spend Drive Organic Topline Growth in the Near-Term

Long Term Organic Goals

Aim to consistently exceed industry growth through continued investment in R&D resources

Continued design win momentum speaks well to future growth

Model has begun to provide leverage and is highly cash generative.



10% CAGR
45 – 50%
21% - 23%
Revenue
Gross Margins
EBITDA Margins

Source: Company data

MtronPTI

MtronPTI®

Thank You



Appendix 1 – Reconciliation of Adjusted EBITDA to Income before income taxes

Quarter-to-date

(in thousands)	Q4 2020	Q4 2021	Q4 2022	Q4 2023	Q4 2024 Low	Q4 2024 High
Income before income taxes	**$ 415**	**$ 185**	**$ 595**	**$ 53**	**$ 2,516**	**$ 3,081**
Adjustments:						
Interest expense (income)	4	3	5	(13)	(104)	(104)
Depreciation	112	139	185	220	251	251
Amortization	14	14	14	13	—	—
Total adjustments	130	156	204	220	147	147
EBITDA	**545**	**341**	**799**	**273**	**2,663**	**3,228**
Non-cash stock compensation	—	186	96	2,124	151	151
Excess Spin-off costs	—	—	219	—	—	—
Adjusted EBITDA	**$ 545**	**$ 527**	**$ 1,114**	**$ 2,397**	**$ 2,814**	**$ 3,379**

Source: Company Financials.

MtronPTI

Appendix 1 – Reconciliation of Adjusted EBITDA to Income before income taxes

Year-to-date

(in thousands)	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024 Low	FY 2024 High
Income before income taxes	**$ 2,893**	**$ 2,113**	**$ 2,595**	**$ 4,400**	**$ 9,533**	**$ 10,098**
Adjustments:						
Interest expense (income)	86	12	11	(7)	(243)	(243)
Depreciation	435	488	671	797	968	968
Amortization	54	54	54	53	5	5
Total adjustments	575	554	736	843	730	730
EBITDA	**3,468**	**2,667**	**3,331**	**5,243**	**10,263**	**10,828**
Non-cash stock compensation	145	292	458	2,421	636	636
Excess Spin-off costs	—	—	219	28	—	—
Adjusted EBITDA	**$ 3,613**	**$ 2,959**	**$ 4,008**	**$ 7,692**	**$ 10,899**	**$ 11,464**

Source: Company Financials.

MtronPTI